UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 5, 2018

K2M GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
600 Hope Parkway, S.E.
Leesburg, Virginia 20175
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ____________________________________________________________________________________________________

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders (the “Annual Meeting”) of K2M Group Holdings, Inc. (the “Company”) was held on June 5, 2018. The final voting results on each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are set forth below:
(1) A proposal to elect three Class I directors to the Company’s Board of Directors for terms ending in 2021. The shareholders elected each of the nominees to the Board of Directors with the following votes:

Director	Votes For	Withheld	Broker Non-Votes
Eric D. Major	27,437,729	9,950,796	1.938,997
Paul B. Queally	26,007,419	11,381,106	1.938,997
Raymond A. Ranelli	27,450,333	9,938,192	1.938,997
(2) A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018. The proposal was approved and received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,267,580	1,073	58,170	—

(3) A proposal to determine, by a non-binding shareholder advisory vote, whether a non-binding shareholder advisory vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
36,883,201	3,430	21,172	480,023	1,938,997

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Board of Directors of the Company has determined that future non-binding votes of shareholders to approve the compensation of the named executive officers will be submitted annually to the Company’s shareholders until the next non-binding shareholder vote on the frequency of shareholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding votes.

(4) A proposal to approve, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,942,179	1,965,497	480,849	1,938,997

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

K2M Group Holdings, Inc.
Date:	June 11, 2018	By:	/s/ Gregory S. Cole
			Name:	Gregory S. Cole
			Title:	Chief Financial Officer